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                                                                   EXHIBIT 10.34

                                    CONSENT

                                        Dated as of February 13, 1997


         The undersigned A I M Advisors, Inc., a Delaware corporation, as Guarantor under the Guaranty dated June 26,1996 (the "Guaranty") in favor of the Administrative Agent for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                                          A I M ADVISORS, INC.



                                          By  /s/ ROBERT H. GRAHAM
                                              --------------------------------
                                              Name: Robert H. Graham
                                              Title: President